THE LAZARD FUNDS, INC.
Supplement to Statement of Additional Information

Dated May 1, 2004

Board of Directors

As of June 7, 2004, Mr. Herbert W. Gullquist no longer serves as a Director and President of The Lazard Funds, Inc. (the "Fund"), and Mr. Charles Carroll was elected as a Director and President of the Fund. Mr. Charles Carroll, age 44, is Deputy Chairman Global Marketing of Lazard Asset Management LLC, the Fund's investment manager (the "Investment Manager"). Mr. Carroll joined the Investment Manager in 1993.

Certain Investment Considerations and Risks

Effective June 25, 2004, this information replaces any contrary information contained in the Statement of Additional Information:

The "Initial Public Offerings" heading under the section "Description of the Fund and Portfolios—Certain Investment Considerations and Risks" is replaced in its entirety as follows:

          Initial Public Offerings. (Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios) Each of these Portfolios may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. (the "NASD") apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

The "IPO Allocations" heading under the section "Portfolio Transactions—General" is replaced in its entirety as follows:

          IPO Allocations. (Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios) Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPO"), the number of shares allocated to any or all of the Portfolios and other accounts managed by the Investment Manager will be determined based on various factors, including the extent to which an account is considered relatively underweighted in a security, the extent to which an account has previously received an allocation of IPO securities, the extent to which the size of an allocation of IPO securities would represent a meaningful position for such account and any other factors that may be lawfully considered in allocating IPO shares among accounts. It is often difficult for the Investment Manager to obtain a sufficient number of IPO shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate IPO securities in a fair and equitable manner.

June 25, 2004